UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2021

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

400 Continental Blvd., Suite 500

El Segundo, CA 90245

(Address of principal executive office) (Zip Code)

(310) 598-3173

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	LMRK	NASDAQ Global Market
8.0% Series A Cumulative Redeemable Preferred Units, $25.00 par value	LMRKP	NASDAQ Global Market
7.9% Series B Cumulative Redeemable Preferred Units, $25.00 par value	LMRKO	NASDAQ Global Market
Series C Floating-to-Fixed Rate Cumulative Redeemable Perpetual Convertible Preferred Units, $25.00 par value	LMRKN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K (this “Form 8-K”) is filed by Landmark Infrastructure Partners LP, a Delaware limited partnership (the “Partnership”), in connection with the matters described herein.

Item 8.01	Other Events.

Supplement to Definitive Proxy Statement

This is a supplement to the Definitive Proxy Statement on Schedule 14A filed by Landmark Infrastructure Partners LP, a Delaware limited partnership (the “Partnership”), together with its general partner, Landmark Infrastructure Partners GP LLC, a Delaware limited liability company (the “Partnership GP”), and its subsidiaries Landmark Infrastructure REIT LLC, a Delaware limited liability company (“REIT LLC”), and Landmark Infrastructure Inc., a Delaware corporation (“REIT Subsidiary”, and together with the Partnership, the Partnership GP and REIT LLC, the “Partnership Parties”) with the Securities and Exchange Commission (the “SEC”) on October 25, 2021 (the “Definitive Proxy Statement”) that was mailed to unitholders in connection with the solicitation of proxies for use at a special meeting of Partnership unitholders scheduled to be held on December 9, 2021.

On August 21, 2021, Landmark Infrastructure Partners LP (the “Partnership”), together with its general partner, Landmark Infrastructure Partners GP LLC (the “Partnership GP”), and its subsidiaries Landmark Infrastructure REIT LLC (“REIT LLC”), and Landmark Infrastructure Inc. (“REIT Subsidiary”, and together with the Partnership, the Partnership GP and REIT LLC, the “Partnership Parties”), entered into a definitive Transaction Agreement (the “Transaction Agreement”) with LM DV Infrastructure, LLC (“LM DV Infra”), LM Infra Acquisition Company, LLC (“LM Infra”), Digital LD MergerCo LLC (“Merger Sub”), Digital LD MergerCo II LLC (“Merger Sub II”, and together with LM DV Infra, LM Infra and Merger Sub, the “Buyer Parties”), and, solely for purposes set forth therein, Landmark Dividend LLC (“Landmark Dividend”).

The Definitive Proxy Statement is amended and supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the Definitive Proxy Statement.

The Partnership believes the Definitive Proxy Statement contains all material information required to be disclosed. However, to furnish further information to unitholders, we are providing certain additional disclosures (“Supplemental Disclosures”) in this supplement to the Definitive Proxy Statement.

The following underlined language is added to the fourth full paragraph on page 16 of the Definitive Proxy Statement concerning Background of the Transactions:

Prior to entering into the PSA with DigitalBridge, Landmark Dividend entered into customary non-disclosure agreements (some of which included so-called “Don’t Ask, Don’t Waive” provisions) with 39 potential acquirers of Landmark Dividend, pursuant to which such counterparties agreed to customary standstill provisions restricting their ability to purchase units of the Partnership.

The following underlined language is added to the fifth full paragraph on page 19 of the Definitive Proxy Statement concerning Background of the Transactions:

On August 5, 2021, Gibson Dunn had several calls with Simpson about the Melody Proposal, the Sponsor Proposal and the Counterproposal. Simpson reported that DigitalBridge and the Partnership GP, exercising the GP’s discretionary rights under the Partnership Agreement, did not plan to engage with Melody with respect to the Melody Proposal. Simpson confirmed that the Board had not authorized the Conflicts Committee to engage with Melody. Gibson Dunn requested, on behalf of the Conflicts Committee, for the Board to delegate authority to the Conflicts Committee so that the Conflicts Committee would be authorized to review, consider and evaluate transactions or proposals that may be proposed or presented to the Board by third parties unaffiliated with DigitalBridge, including with respect to the Melody Proposal. Simpson, on behalf of DigitalBridge and the Partnership GP and per the Partnership Agreement, rejected the request and indicated the request would not be reconsidered as DigitalBridge was not interested in selling the Partnership or its assets to any third party. Simpson, on behalf of DigitalBridge, inquired whether anything had changed with respect to the Conflicts Committee’s

Counterproposal and whether the Conflicts Committee would engage in negotiations of transaction documents if DigitalBridge proposed a revised price per Common Unit of at least $16.00. Gibson Dunn requested that the Partnership GP provide the Conflicts Committee with any valuation materials that might be provided by Melody. No valuation materials were provided by Melody. Evercore also had calls with TAP with respect to the Melody Proposal, the Sponsor Proposal and the Counterproposal.

The following underlined language is added to the second full paragraph on page 29 of the Definitive Proxy Statement concerning Unaudited Financial Projections of the Partnership:

In developing the financial projections for the years 2021 through 2026, the Partnership made numerous material assumptions with respect to its business for the periods covered by the projections. The Partnership developed a management case (referred to as the “Management Case” or, alternatively, the “LMRK Financial Projections”) of financial projections, and the Management Case assumptions included, but were not limited to, the following:

•	the timing, construction and start-up of growth projects of the Partnership, as well as the annual expenditures and costs to the Partnership associated with such projects;

•	the amount and timing of distributions to the Unitholders by the Partnership;

•	the amounts and nature of future capital expenditures;

•	the amounts and timing of tenant churn on existing portfolio assets;

•	the sources of funding for future growth projects, including the structure, terms, amount, and timing of debt financings;

•	the expiration of the cap on the Partnership’s agreement for the Partnership GP to reimburse the Partnership for a portion of its general and administrative expenses on November 19, 2021;

•	the amount and timing of reimbursements paid by the Partnership to the Partnership GP for costs and expenses it incurs for services provided to the Partnership;

•	the amounts of revenue and expenses per budget; and

•	other general business, market, industry, and interest rate assumptions.

The following underlined language is added to the fourth full paragraph on page 49 of the Definitive Proxy Statement concerning Interests of Certain Persons in the Transactions:

Each of the executive officers of Partnership GP were and are expected to continue to serve as executive officers of the Partnership GP following the Transactions. Post-transaction employment was not discussed during negotiations with the Conflicts Committee.

The disclosure appearing in the table on page 36 of the Definitive Proxy Statement concerning Precedent M&A Transaction Analysis is hereby amended and supplemented by the following:

Transaction Industry	Date Announced	Acquiror / Target (Seller)	Transaction Value ($mm)	Relevant Multiple
				Target EV/EBITDA
Data Center	6/7/21	The Blackstone Group Inc. / 28 data centers across North America and Europe (“QTS”, QTS Realty Trust)	10,000	29.7x
	5/3/21	Switch, Inc. / 4 data centers in Austin and Houston (“Data Foundry”, Data Foundry, Inc.)	420	19.0x

	9/29/20	DataBank / 44 data centers across the United States and Europe (“zColo”, Zayo Group Holdings, Inc.)	1,215	13.5x
	7/7/20	Colony Capital, Inc. / Stake in 12 North American data centers comprising 150MW of IT capacity (Vantage Data Centers)	1,200	21.0x
	6/1/20	Equinix, Inc. / 13 data center sites comprising ~2 million gross square feet of data center space (“Bell”, BCE Inc.)	780	15.0x
	10/29/19	Digital Realty Trust Inc. / 54 data centers across 11 European countries (“InterXion”, InterXion Holding N.V.)	8,750	29.0x
	12/21/17	CyrusOne Inc. / 4 data centers in London and Frankfurt (“Zenium”, Zenium Topco Ltd.)	442	18.0x

				Target EV/TCF
Communication and Carrier Towers	2/3/21	SBA Communications Corporation / License agreements granting 100-year rights to lease 700+ transmission towers to wireless providers (PG&E Corporation)	973	24.6x
	11/5/20	American Tower Corporation / InSite Wireless Group, LLC	3,500	30.4x
	8/11/20	Vertical Bridge Holdings, LLC / Cumulus Media New Holdings Inc.	213	14.3x
	7/7/20	Melody Communications Infrastructure Fund II (Melody Investment Advisors LP) / 90% of Uniti Group Inc.	220	34.0x

				Target EV/EBITDA
Wind Energy Infrastructure	4/19/21	Next Era Energy Partners, LP / 4 long-term contracted wind energy assets located in California and New Hampshire (Brookfield Renewable Partners L.P.)	733	11.6x
	4/8/21	Atlantica Sustainable Infrastructure / 4 wind energy assets located in Illinois, Texas, Oregon and Minnesota (“Vento II”, OMERS Infrastructure)	197	5.9x

				Target EV/EBITDA
Outdoor Advertising	12/5/18	Lamar Advertising Company / Fairway Outdoor Advertising billboard operations (GTCR, LLC)	419	11.6x

The disclosure appearing in the table beginning on page 37 of the Definitive Proxy Statement concerning Peer Group Trading Analysis is hereby amended and supplemented by the following:

Master Limited Partnerships	Price 8/20/21 ($/share)	Equity Value ($mm)	Enterprise Value ($mm)	Enterprise Value / 2021 EBITDA	Enterprise Value / 2022 EBITDA
Alliance Resource Partners, L.P.	7.83	1,021	1,479	3.2x	3.5x
Calumet Specialty Products Partners, L.P.	6.18	511	1,761	13.7x	6.7x
Cheniere Energy Partners, L.P.	41.14	20,319	36,830	12.6x	11.5x
CSI Compressco LP	1.20	58	709	7.7x	6.5x
CVR Partners, LP	53.96	576	1,174	NM	NM
Cypress Environmental Partners, L.P.	1.32	16	116	NM	NM
Enviva Partners, LP	53.58	2,412	3,122	11.9x	9.6x
Green Plains Partners LP	12.78	304	354	6.8x	6.8x
Martin Midstream Partners L.P.	3.12	124	641	6.5x	6.3x
NGL Energy Partners LP	1.45	188	4,527	8.7x	7.8x
Suburban Propane Partners, L.P.	15.14	966	2,097	7.5x	7.4x
USA Compression Partners, LP	14.51	1,408	3,814	9.5x	8.8x
Westlake Chemical Partners LP	25.42	895	1,259	11.2x	12.0x

Real Estate Investment Trusts
Agree Realty Corporation	74.67	5,171	6,537	23.6x	18.8x
CorEnergy Infrastructure Trust, Inc.	4.25	63	514	13.3x	11.0x
CoreSite Realty Corporation	146.67	7,243	8,998	26.0x	24.1x
Crown Castle International Corp.	198.05	85,993	104,989	27.7x	26.2x
CyrusOne, Inc.	76.18	9,467	12,670	21.9x	20.0x
DigitalBridge	6.80	3,988	12,121	36.1x	32.2x
Essential Properties Trust	30.74	3,668	4,571	24.7x	19.6x
Hannon Armstrong	57.08	5,052	6,732	69.1x	61.0x
Lamar Advertising Company	109.34	11,063	13,818	17.5x	16.4x
OUTFRONT Media Inc.	23.57	4,081	6,668	23.5x	15.2x
SBA Communications Corp.	362.16	40,511	52,550	32.8x	30.9x

The disclosure appearing in the table beginning on page 38 of the Definitive Proxy Statement concerning Premiums Paid Analysis is hereby amended and supplemented by the following:

			Premium
Date Announced	Acquiror (s) / Target	Consideration	1-Day	30-Day	60-Day
3/5/21	Chevron Corporation / Noble Midstream Partners LP	Stock-for-Unit	16.7%	23.5%	33.6%

12/15/20	TC Energy Corporation / TC PipeLines, LP	Stock-for-Unit	19.5%	10.0%	3.6%

7/27/20	CNX Resources Corporation / CNX Midstream Partners	Stock-for-Unit	28.1%	16.1%	16.9%

2/27/20	Equitrans Midstream Corporation / EQM Midstream Partners, LP	Stock-for-Unit	(1.5%)	(11.2%)	(16.8%)

12/17/19	Blackstone Infrastructure Partners / Tallgrass Energy LP	Cash-for-Unit	56.4%	22.7%	13.4%

10/1/19	Brookfield Business Partners L.P. / Teekay Offshore Partners L.P.	Cash-for-Unit	28.1%	9.8%	20.6%

9/16/19	Energy Transfer LP / SemGroup Corporation	Cash/Unit-for-Share	65.4%	80.2%	62.1%

8/21/19	Pembina Pipeline Corporation / Kinder Morgan Canada Limited	Share-for-Share	37.7%	32.5%	30.3%

5/10/19	IFM Investors / Buckeye Partners, L.P.	Cash-for-Unit	27.5%	22.9%	23.9%

5/8/19	MPLX LP / Andeavor (Marathon Petroleum Corporation; Andeavor Logistics LP)	Unit-for-Unit	1.8%	0.5%	(0.9%)

4/2/19	UGI Corporation / AmeriGas Partners, L.P.	Cash/Stock-for-Unit	13.5%	22.0%	20.2%

3/18/19	ArcLight Energy Partners Fund V, L.P. / American Midstream, LP	Cash-for-Unit	31.3%	32.0%	32.1%

2/5/19	SunCoke Energy, Inc. / SunCoke Energy Partners, L.P.	Stock-for-Unit	9.3%	31.2%	26.5%

11/26/18	Dominion Energy, Inc. / Dominion Energy Midstream Partners, LP	Stock-for-Unit	3.9%	N/A	N/A

11/26/18	ArcLight Energy Partners Fund VI, L.P. / TransMontaigne Partners L.P.	Cash-for-Unit	12.6%	8.6%	8.2%

11/8/18	Western Gas Equity Partners, LP / Western Gas Partners, LP	Unit-for-Unit	7.6%	13.8%	9.3%

10/22/18	EnLink Midstream, LLC / EnLink Midstream Partners, LP	Unit-for-Unit	1.1%	(0.6%)	1.5%

10/18/18	Valero Energy Corporation / Valero Energy Partners LP	Cash-for-Unit	6.0%	11.9%	10/9%

10/9/18	Antero Midstream GP LP / Antero Midstream Partners LP	Cash/Stock-for-Unit	63.7%	6.6%	7.3%

8/1/18	Energy Transfer Equity, L.P. / Energy Transfer Partners, L.P.	Unit-for-Unit	11.2%	19.2%	22.3%

6/19/18	Cheniere Energy, Inc. / Cheniere Energy Partners LP Holdings, LLC	Stock-for-Unit	6.6%	8.2%	7.7%

5/17/18	The Williams Companies, Inc. / Williams Partners L.P.	Stock-for-Unit	13.6%	5.8%	1.0%

5/17/18	Enbridge Inc. / Enbridge Energy Partners, L.P.	Stock-for-Unit	13.9%	15.9%	10.4%

5/17/18	Enbridge Inc. / Spectra Energy Partners, LP	Stock-for-Unit	20.8%	18.7%	13.7%

3/26/18	Tallgrass Energy GP, LP / Tallgrass Energy Partners, L.P.	Stock-for-Unit	0.1%	N/A	N/A

2/8/18	Nustar Energy L.P. / Nustar GP Holdings, LLC	Unit-for-Unit	1.7%	0.3%	8.5%

1/2/18	Archrock, Inc. / Archrock Partners, L.P.	Stock-for-Unit	23.4%	27.7%	21.6%

6/2/17	World Point Terminals, Inc. / World Point Terminals, LP	Cash-for-Unit	5.8%	3.4%	3.2%

5/18/17	Energy Transfer Partners, LP / PennTex Midstream Partners, LP	Cash-for-Unit	20.1%	19.9%	22.6%

3/2/17	VTTI B.V. / VTTI Energy Partners LP	Cash-for-Unit	6.0%	6.6%	14.2%

2/1/17	ONEOK, Inc. / ONEOK Partners, L.P.	Stock-for-Unit	25.8%	22.4%	26.2%

1/27/17	Enbridge Energy Co, Inc. / Midcoast Energy Partners, L.P.	Cash-for-Unit	(8.6%)	5.4%	11.3%

	Cash-for-Unit / Stock Only Transactions
	1-Day	30-Day	60-Day
Median	20.1%	9.8%	13.4%

Mean	22.6%	13.6%	15.3%

Max	63.7%	32.0%	32.1%

Min	(8.6%)	3.4%	3.2%

	All Transactions
	1-Day	30-Day	60-Day
Median	13.5%	14.9%	13.5%

Mean	17.8%	16.2%	15.5%

Max	65.4%	80.2%	62.1%

Min	(8.6%)	(11.2%)	(16.8%)

Based on the relevant median premiums, Evercore calculated implied equity value per unit ranges of: (i) $13.53 to $14.13 for all transactions and (ii) $13.36 to $14.32 for cash transactions.

Certain Litigation

The below disclosure supplements the Definitive Proxy Statement by replacing Certain Litigation it in its entirety:

As described in the Definitive Proxy Statement on Schedule 14A filed by Landmark Infrastructure Partners LP, a Delaware limited partnership (the “Partnership”), together with its general partner, Landmark Infrastructure Partners GP LLC, a Delaware limited liability company (the “Partnership GP”), and its subsidiaries Landmark Infrastructure REIT LLC, a Delaware limited liability company (“REIT LLC”), and Landmark Infrastructure Inc., a Delaware corporation (“REIT Subsidiary”, and together with the Partnership, the Partnership GP and REIT LLC, the “Partnership Parties”) with the Securities and Exchange Commission (the “SEC”) on October 25, 2021 (the “Definitive Proxy Statement”), Unitholders have filed lawsuits against the Partnership and each of the Partnership GP’s directors under the federal securities laws in the United States District Court for the Southern District of New York, the United States District Court for the District of New Jersey, the United States District Court for the District of Delaware, the United States District Court for the Eastern District of Pennsylvania, and the United States District Court for the Central District of California challenging the accuracy of the disclosures made in connection with the Transactions.

On September 13, 2021, a unitholder action was filed in the United States District Court, Southern District of New York, against the Partnership and each of the Partnership GP’s directors, captioned O’Dell v. Landmark Infrastructure LP, et al., Case No. 1:21-cv-07635 (the O’Dell Action”). On September 15, 2021, a unitholder action was filed in the United States District Court, Southern District of New York, against the Partnership and each of the Partnership GP’s directors, captioned Whitfield v. Landmark Infrastructure Partners LP, et al., Case No. 1:21-cv-07731 (the “Whitfield Action”). On September 24, 2021, a unitholder action was filed in the United States District Court, Southern District of New York, against the Partnership and each of the Partnership GP’s directors, captioned Robinson v. Landmark Infrastructure Partners LP, et al., Case No. 1:21-cv-07988 (the “Robinson Action”). On October 1, 2021, a unitholder action was filed in the United States District Court, Central District of California, against the Partnership and each of the Partnership GP’s directors as well as three of the Partnership GP’s former directors individually (Matthew P. Carbone, James F. Brown and Edmund G. Leung), captioned Unger v. Landmark Infrastructure Partners LP, et al., Case No. 2:21-cv-07849 (the “Unger Action”). On November 2, 2021 the unitholder in the Unger Complaint voluntarily dismissed his claims as to the Partnership GP’s former directors individually (Matthew P. Carbone, James F. Brown and Edmund G. Leung). On October 1, 2021, a unitholder action was filed in the United States District Court, District of New Jersey, against the Partnership and each of the Partnership GP’s directors, captioned Delancy v. Landmark Infrastructure Partners LP, et al., Case No. 2:21-cv-17971 (the “Delancy Action”). On October 7, 2021, a unitholder action was filed in the United States District Court, Southern District of New York, against the Partnership and each of the Partnership GP’s directors, captioned Boulanger v. Landmark Infrastructure Partners LP, et al., Case No. 1:21-cv-08298 (the “Boulanger Action”). On November 18, 2021, a unitholder action was filed in the United States District Court, Central District of California, against the Partnership and each of the Partnership GP’s directors, captioned Coffman v. Landmark Infrastructure Partners LP, et al., Case No. 2:21-cv-09055 (the “Coffman Action”). On November 18, 2021, a unitholder action was filed in the United States District Court, District of Delaware, against the Partnership and each of the Partnership GP’s directors, captioned Jones v. Landmark Infrastructure Partners LP, et al., Case No. 1:21-cv-01628

(the “Jones Action”). On November 19, 2021, a unitholder action was filed in the United States District Court, Southern District of New York, against the Partnership and each of the Partnership GP’s directors, captioned Finger v. Landmark Infrastructure Partners LP, et al., Case No. 1:21-cv-09612 (the “Finger Action”). On November 19, 2021, a unitholder action was filed in the United States District Court, Eastern District of Pennsylvania, against the Partnership and each of the Partnership GP’s directors, captioned Hopkins v. Landmark Infrastructure Partners LP, et al., Case No. 2:21-cv-05128 (the “Hopkins Action” and collectively with the O’Dell Action, Whitfield Action, Robinson Action, Unger Action, Delancy Action, Boulanger Action, Coffman Action, the Jones Action, and the Finger Action, the “Unitholder Actions”).

Each of the Unitholder Actions allege violations of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder based on various alleged omissions of material information for the Partnership’s September 10, 2021 and October 6, 2021 preliminary proxy statements and October 26, 2021 Definitive Proxy Statement filed in connection with the Transactions. All ten Unitholder Actions seek damages, expert and attorneys’ fees, and to enjoin the Unitholders vote required to consummate the proposed Transactions unless and until the defendants disclose the allegedly omitted material information. The Boulanger Action, the Coffman Action, the Delancy Action, the Finger Action, the Hopkins Action, the Jones Action, the O’Dell Action, and the Whitfield Action, also seek a rescission of the proposed Transactions to the extent already consummated, or an award of rescissory damages.

Each of the Partnership and the Partnership GP believes that the Actions are without merit and, along with the individual defendants, intends to defend against the Actions; however, neither the Partnership nor Partnership GP can predict the amount of time and expense that will be required to resolve the Actions or their outcomes. Additional lawsuits arising out of or related to the proposed Transactions may also be filed in the future.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of federal securities laws. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other forward-looking information. You can identify forward-looking statements by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “project,” “could,” “may,” “should,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Partnership’s control and are difficult to predict. These statements are often based upon various assumptions, many of which are based, in turn, upon further assumptions, including examination of historical operating trends made by the management of the Partnership. Although the Partnership believes that these assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond its control, the Partnership cannot give assurance that it will achieve or accomplish these expectations, beliefs or intentions. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in the Partnership’s filings with the U.S. Securities and Exchange Commission (the “Commission”), including the Partnership’s annual report on Form 10-K for the year ended December 31, 2020 and Current Report on Form 8-K filed with the Commission on February 24, 2021. These risks could cause the Partnership’s actual results to differ materially from those contained in any forward-looking statement.

Additional Information and Where to Find It

In connection with the transaction referred to in this filing, the Partnership expects to file with the Securities and Exchange Commission (“SEC”) and mail to the Partnership’s security holders a proxy statement and other relevant documents. This material is not a substitute for the proxy statement or for any other document that the Partnership may file with the SEC and send to the Partnership’s security holders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE PARTNERSHIP ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by the Partnership through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Partnership will be available free of charge through the Partnership’s website at www.landmarkmlp.com in the “Investors” tab near the top of the page, or by contacting the Partnership’s Investor Relations Department at (213) 788-4528.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Landmark Infrastructure Partners LP

	By:	Landmark Infrastructure Partners GP LLC, its general partner

Dated: November 29, 2021	By:

/s/ George P. Doyle
Name: George P. Doyle
Title: Chief Financial Officer and Treasurer